American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Quality Diversified International ETF
Supplement dated September 10, 2024 ■ Summary Prospectuses and Prospectuses dated January 1, 2024

The following replaces the second paragraph of the Principal Investment Strategies section on page 2 of the summary prospectus and page 2 of the prospectus:
The Index is designed to select securities with attractive quality, growth and valuation fundamentals. The universe of the Index is comprised of large- and mid-capitalization equity securities of global issuers outside of the United States. The Index focuses on securities of issuers from developed economies. To construct the Index, the index provider first screens the underlying universe, selecting securities with higher profitability, return on assets, return on equity, and gross margins while considering earnings, leverage and momentum. The index provider next determines a growth score and a value score for each selected security. The growth scores are based on sales, earnings, profitability, cash flows and momentum. The value scores are based on value, earnings yield, dividend yield, and cash flow metrics. The index provider categorizes securities into sub-portfolios based on country and attribute, and then weights securities in each sub-portfolio based on combined growth and value scores. Though component securities of the Index may change from time to time, the index typically consists of 300–500 securities and, as of September 30, 2023, the market capitalization range of the Index was approximately $4.06 billion and larger.

The Emerging Market Risk bullet and corresponding language are hereby removed from the Principal Risks section on page 2 of the summary prospectus and page 3 of the prospectus.

The following replaces the second and third paragraphs of the Objectives, Strategies and Risks — What are the fund’s principal investment strategies? section on page 7 of the prospectus:
The Index is designed to select securities with attractive quality, growth and valuation fundamentals. The universe of the Index is comprised of large- and mid-capitalization equity securities of global issuers outside of the United States in developed economies. The countries represented in the universe are expected to change from time to time, but as of September 30, 2023, the universe included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
To construct the Index, the index provider first screens the underlying universe, selecting securities with higher profitability, return on assets, return on equity, and gross margins while considering earnings, leverage and momentum. The index provider next determines a growth score and a value score for each selected security. The growth scores are based on sales, earnings, profitability, cash flows and momentum. The value scores are based on value, earnings yield, dividend yield, and cash flow metrics. The index provider categorizes securities into sub-portfolios — developed economies growth and developed economies value — and then weights each sub-portfolio based on combined growth and value scores. Though component securities of the Index may change from time to time, the index typically consists of 300–500 securities and, as of September 30, 2023, the market capitalization range of the Index was approximately $4.06 billion and larger.

The Emerging Market Risk bullet and corresponding language are hereby removed from the Objectives, Strategies and Risks — What are the principal risks of investing in the fund? section on page 8 of the prospectus.

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